SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [x]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

                                Tuxis Corporation
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
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     (1) Title of each class of securities to which transaction applies: (2)
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         statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     Date Filed:

Notes:

                               TUXIS CORPORATION



                    Notice of Annual Meeting of Stockholders




To the Stockholders:

         Notice is hereby given that the 2005 Annual Meeting of Stockholders of Tuxis Corporation (the "Company") will be held at the offices of the Company at 11 Hanover Square, New York, New York on Wednesday, September 7, 2005 at 1:00 p.m., local time, for the following purpose:

1. To elect to the Board of Directors the Nominee, Frederick A. Parker, Jr. as a Class III Director.

         Stockholders of record at the close of business on June 30, 2005 are entitled to receive notice of and to vote at the Annual Meeting.


                                   By Order of the Board of Directors


                                   /s/ Monica Pelaez

                                   Monica Pelaez
                                   Secretary


New York, New York
July 22, 2005

                               TUXIS CORPORATION



                                PROXY STATEMENT



                         Annual Meeting of Stockholders
                          to be held September 7, 2005

         This Proxy Statement, dated July 22, 2005, is furnished in connection with a solicitation of proxies by Tuxis Corporation (the "Company") to be voted at the 2005 Annual Meeting of Stockholders of the Company to be held at the principal executive offices of the Company at 11 Hanover Square, New York, New York on Wednesday, September 7, 2005 at 1:00 p.m., local time, and at any postponement or adjournment thereof ("Meeting") for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on June 30, 2005 are entitled to be present and to vote on matters at the Meeting. Stockholders are entitled to one vote for each Company share held and fractional votes for each fractional Company share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions on the Proxy Card. A stockholder may revoke a proxy by delivering to the Company a signed proxy with a date later than the previously delivered proxy or by sending a written revocation to the Company. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Company had 983,776 shares of common stock issued and outstanding. Stockholders of the Company will vote as a single class.

         It is estimated that proxy materials will be mailed to stockholders as of the Record Date on or about July 29, 2005. The Company's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Company's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Company at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-800-937-5449.

PROPOSAL 1:       To elect to the Board of Directors the Nominee, Frederick A.
                  Parker, Jr. as a Class III Director

         The Company's Board of Directors is divided into five classes with the term of office of one class expiring each year. At the Board of Directors meeting held on June 7, 2005, the Board approved the nomination of Frederick A. Parker, Jr. to serve as Class III Director for a five year term and until his successor is duly elected and qualifies. Unless otherwise noted, the address of record for the nominee and other Directors is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the nominee for Class III Director of the Company.

Name, Principal Occupation, Business
Experience for Past Five Years,                                                                   Other Public Company Directorships
Address, and Age                                                                 Director Since            Held by Director
-------------------------------------------------------------------------       ----------------  ----------------------------------
Non-interested Nominee:
-----------------------
Class III:
FREDERICK A. PARKER,  JR.- He is retired  President and Chief  Executive              2002                      None
Officer of American  Pure Water  Corporation,  a  manufacturer  of water purifying equipment. He was born on November 14, 1926.

         The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the nominee listed above, unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the nominee. It is not contemplated that the nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person of their choice as nominee. The nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

Vote Required

     Under Article VIII of the Company's charter except as otherwise provided in the charter and notwithstanding any other provision of the Maryland General Corporation Law ("MGCL") to the contrary, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Board of Directors, in which case such action requires (A) if applicable, the proportion of votes required by the Investment Company Act of 1940, as amended (the "1940 Act") , or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion. Inasmuch as the election of the nominee was approved by the vote of a majority of the Board of Directors, a plurality of all the votes cast at the Meeting at which a quorum is present is sufficient to elect the nominee.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE NOMINEE.


         The following table sets forth certain information regarding the other Directors currently serving on the Board.

Name, Principal Occupation, Business
Experience for Past Five Years,                                                                   Other Public Company Directorships
Address, and Age                                                              Director Since                  Held by Director
-------------------------------------------------------------------------     ---------------     ----------------------------------
Non-interested Directors:
-------------------------
Class I:
RUSSELL E.  BURKE III - He is  President  of Russell E. Burke III,  Inc.            1997                          None
Fine Art. He was born on August 23, 1946.

Class II:
PETER M.  KUHLMANN - He is a partner of Acquest  International  L.P.,  a            2004                          None
merger  and  acquisition  consulting  firm.  From  1986  to  1990 he was
Managing Director of Translink  International,  Inc., a Swiss investment banking firm. He was born on December 29, 1952.

Interested Directors:
---------------------
Class IV:
MARK C.  WINMILL* - Since  2002,  he has served as  President  and Chief            2004                          None
Executive Officer of the Company.  From 2000 to 2002, he was principally engaged  as  Chairman  of the  Thanksgiving  Foundation.  He  was  Chief
Operating  Officer  of  Bull  &  Bear  Securities,   Inc.  ("BBSI"),   a
nationwide  discount  broker,  from 1999 to 2000. He was also  president
and   director  of  BBSI  from  1987  until  1999  when  Winmill  &  Co.
Incorporated ("WCI") sold BBSI to The Royal Bank of Canada. He was co-president and director of WCI and its affiliates from 1990 to 1999 and an officer and director of the investment companies managed by its subsidiaries from 1987 to
1999. He was born on November 26, 1957.

Class V:
BASSETT  S.  WINMILL*  - He is  Executive  Chairman  of the Board of the            1983                    Bexil Corporation and
Company, as well as certain investment companies, and of WCI and certain of its                            Global Income Fund, Inc.
affiliates. He is a member of the New York Society of Security Analysts, the
Association for Investment Management and Research, and the International
Society of Financial Analysts. He was born on February 10, 1930.

* Bassett S. Winmill and Mark C. Winmill are "interested persons" of the Company as defined in the 1940 Act based on their positions as officers of the Company and, in the case of Bassett S. Winmill, his indirect beneficial ownership of more than 5% of the Company's shares of common stock. Bassett S. Winmill, the Chairman of the Board of the Company, is the father of Mark C. Winmill, the President of the Company.

     The Company has an audit committee comprised of Russell E. Burke III, Peter
M. Kuhlmann, and Frederick A. Parker, Jr., the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Company has a Governance, Compensation and Nominating Committee the role of which is to assist the Board by 1) recommending to the Board corporate governance guidelines applicable to the Company; 2) identifying, reviewing, and evaluating individuals qualified to become members of the Board;
3) setting the compensation of the Chief Executive Officer and performing other compensation oversight; 4) reviewing and recommending the nomination of Board members; and 5) assisting the Board with other related tasks, as assigned form time to time. The Governance, Compensation and Nominating Committee consists of Russell E. Burke III, Peter M. Kuhlmann, and Frederick A. Parker, Jr. The Company has an executive committee comprised of Mark C. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. Mr. Mark C. Winmill is an "interested person" because he is an "affiliated person" as defined in the 1940 Act.

         Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005. The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:

Name and Age             Principal Occupation During Past 5 years
------------             ----------------------------------------

Thomas O'Malley          Chief Accounting Officer, Chief Financial Officer, and
Born on July 22, 1958    Vice President since 2005. He also is Chief Accounting
                         Officer, Chief Financial Officer, and Vice President of certain investment companies, and of WCI and its affiliates. Previously, he served as Assistant
                         Controller of Reich & Tang Asset Management, LLC, Reich
                         & Tang Services, Inc., and Reich & Tang Distributors,
                         Inc. He is a certified public accountant.


Robert J. Mathers        Vice President of Operations since 2004. He has over 20
Born on May 5, 1967      years of experience in commercial property management.


Monica Pelaez            Vice President, Secretary and Chief Compliance Officer
Born on November 5, 1971 since 2000. She is also Vice President, Secretary and
                         Chief Compliance Officer of certain investment companies, and of WCI and its affiliates. Previously, she was Special Assistant Corporation Counsel to New
                         York City Administration for Children's Services from
                         1998 to 2000. She is a member of the New York State
                         Bar.

William G. Vohrer        Treasurer since 2001. He also is Treasurer of certain
Born on August 17, 1950  investment companies, and of WCI and its affiliates.
                         From 1999 to 2001, he consulted on accounting matters.

Thomas B. Winmill        He is General Counsel of the Company, and Chief
Born on June 25, 1959    Executive Officer and a director of certain investment
                         companies, and of WCI and its affiliates. He is a member of the New York State Bar and the SEC Rules
                         Committee of the Investment Company Institute.

         The following table sets forth information regarding the direct beneficial ownership of the Company's outstanding shares as of the Record Date by (i) each Director, nominee and executive officer and (ii) all Directors and executive officers as a group.

Name of Director,
Nominee or Officer            Number of Shares     Percent of Outstanding Shares
------------------            ----------------     -----------------------------
Non-interested Nominee:
-----------------------
Frederick A. Parker, Jr.           500                        **

Non-interested Directors:
-------------------------
Russell E. Burke III              1,000                       **
Peter M. Kuhlmann                 3,400                       **

Interested Directors:
---------------------
Bassett S. Winmill                5,247                       **
Mark C. Winmill                  10,514                      1.1%

Officers:
---------
Robert J. Mathers                   0                         **
Thomas O'Malley                     0                         **
Monica Pelaez                       0                         **
William G. Vohrer                   0                         **
Thomas B. Winmill                  32                         **
                                 ------                       --

Total shares held by
Directors and officers          20,693                       2.1%
                                ======                       ====
** Less than 1% of the outstanding shares.

         To the knowledge of the management of the Company, the following stockholders beneficially owned 5% or more of the outstanding shares of the Company as of the Record Date:

                                                        Approximate Percent of
                                                         the Company's Total
Name and Address                 Common Stock            Outstanding Shares
----------------                --------------           ----------------------
Investor Service Center, Inc.   224,666 shares                  22.8%
11 Hanover Square
New York, New York 10005

Winmill & Co. Incorporated*     224,666 shares                  22.8%
11 Hanover Square
New York, New York 10005

Bassett S. Winmill**            229,913 shares                  23.4%
11 Hanover Square
New York, New York 10005

Ault Glazer & Company           144,900 shares                  14.7%
Investment Management, LLC
100 Wilshire Blvd, Ste 1500
Santa Monica, CA 90401

* Winmill & Co. Incorporated has indirect beneficial ownership of these shares, as a result of its status as a controlling person of Investor Service Center, Inc., the direct beneficial owner.

** Bassett S. Winmill has indirect beneficial ownership of 224,666 of these shares, as a result of his status as a controlling person of Winmill & Co. Incorporated and Investor Service Center, Inc. the direct beneficial owner. Mr. Winmill disclaims beneficial ownership of the shares held by Investor Service Center, Inc.

         The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director and nominee of the Company as of the Record Date:

Name of Director or Nominee     Dollar Range of Equity Securities in the Company
---------------------------     ------------------------------------------------
Non-interested Nominee:
-----------------------
Frederick A. Parker, Jr.                         $1 - $10,000

Non-interested Directors:
-------------------------
Russell E. Burke III                             $1 - $10,000
Peter M. Kuhlmann                             $10,001 - $50,000

Interested Directors:
---------------------
Bassett S. Winmill                            $50,001 - $100,000
Mark C. Winmill                               $50,001 - $100,000

         The Company had four regular Board meetings, two special Board meetings, two audit committee meetings, one Governance, Compensation and Nominating Committee meeting and no executive committee meetings during the Company's most recently completed full fiscal year ended December 31, 2004. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

         Directors of the Company who are employees or spouses of employees do not receive fees for attendance at Board meetings. Currently, the Company pays its non-employee directors an annual retainer of $900, and a per Company meeting fee of $3,525. The Company also pays such directors $250 per special telephonic Company meeting attended and per Company committee meeting attended. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of directors and stockholders.

The aggregate amount of compensation paid to the directors, nominee, and officers by the Company for the year ended December 31, 2004, is as follows:

Name of Director, Officer,
or Nominee                                            Position                      Aggregate Compensation from the Company
----------------------------------------   ---------------------------------       ------------------------------------------
Non-interested Nominee:
Frederick A. Parker, Jr.                          Director (a) (b)                                 $11,375

Non-interested Directors:
Russell E. Burke III                              Director (a) (b)                                  $7,875
Peter M. Kuhlmann                                 Director (a) (b)                                 $11,250

Interested Directors and/or Officers:
Bassett S. Winmill                          Executive Chairman and Director                      $200,000 (1)
Mark C. Winmill                                President and Director (c)                        $150,000 (1)
Thomas B. Winmill                                   General Counsel                                 $0 (1)

(a) Member of Audit Committee
(b) Member of Governance, Compensation and Nominating Committee
(c) Member of Executive Committee

(1) Compensation of Company personnel was set in the aggregate amount of $350,000 per year effective January 1, 2004. Bonuses aggregating $75,000 earned in 2004 and paid in 2005 are not included.

         The Company had no bonus, pension, profit-sharing or retirement plan in effect during the year ended December 31, 2004. On November 10, 2003, the Company filed an application with the Securities and Exchange Commission (the "Commission") for an order granting exemptive relief to permit the adoption of an incentive compensation plan. On May 3, 2004, the Company filed an application for deregistration from the 1940 Act with the Commission. Both of the Company's applications currently are pending before the Commission.

Audit Committee Report

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting practices. The purposes of the Audit Committee are (i) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and (iii) to act as a liaison between the Company's independent auditors and the full Board of Directors. The Audit Committee met twice in fiscal 2004.

         The Committee reported that at the meeting of the Audit Committee held on February 24, 2005 the Audit Committee recommended the retention of Tait, Weller & Baker ("Tait, Weller") as the independent registered public accounting firm ("IRPAF") for the Company. In connection therewith, the Audit Committee met with Mr. DeVerter of Tait, Weller to review the 2004 Audit Results, including the Report on Internal Controls. The Committee received letters from Tait, Weller with respect to Tait, Weller's professional standards and its independence. In its independence letter, Tait, Weller stated that, in addition to the Company, it serves as the IRPAF for the Midas Funds, Foxby Corp., Global Income Fund, Inc., and Winmill & Co. Incorporated and its subsidiaries; nonetheless, Tait, Weller believes it is independent of the Company within the meaning of the federal securities laws. In addition, the Audit Committee reviewed Tait, Weller's proposed fees with respect to the audit of the Company.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts. The Audit Committee Members are Russell E. Burke III, Peter M. Kuhlmann, and Frederick A. Parker, Jr. The Audit Committee members are independent, as defined in section 121(A) of the listing standards of the American Stock Exchange.

     Tait, Weller has been selected as IRPAF for the Company for the fiscal period commencing January 1, 2005. Tait, Weller also acts as IRPAF of WCI and certain of its affiliates. Apart from its fees received as IRPAF, neither Tait, Weller nor any of its partners has a direct, or material indirect, financial interest in the Company or its affiliates. Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

         The Company's financial statements for the fiscal years ended December 31, 2003 and 2004 were audited by Tait, Weller. The following table sets forth the aggregate fees billed for professional services rendered by Tait, Weller:

   Fiscal Year Ended                                                                                All              Aggregate
      December 31                Audit Fees         Audit-Related Fees        Tax Fees           Other Fees       Non-Audit Fees*
------------------------- ------------------------- -------------------- ------------------- ------------------- -------------------
          2003                    $11,250                 $1,000               $3,250                $0               $38,750
          2004                    $10,500                 $1,000               $3,500                $0               $41,000
------------------------- ------------------------- -------------------- ------------------- ------------------- -------------------

* Tait, Weller also provides audit and non-audit services to WCI and certain of its affiliates. The Audit Committee has considered the provision of these services and has determined such services to be compatible with maintaining Tait, Weller's independence.

Governance, Compensation and Nominating Committee

         The Board of Directors has a Governance, Compensation and Nominating Committee which consists of Russell E. Burke III, Peter M. Kuhlmann, and Frederick A. Parker, Jr., all of whom are independent directors in accordance with the American Stock Exchange director independence standards. The role of the Governance, Compensation and Nominating Committee is to assist the Board of Directors by a) recommending governance guidelines applicable to the Company; b) identifying, evaluating and recommending the nomination of Board members; c) setting the compensation of the Company's Chief Executive Officer and performing other compensation oversight; and d) assisting the Board with other related tasks, as assigned from time to time.

         In selecting the nominee set forth in Proposal 1, the Governance, Compensation and Nominating Committee took into account his independence and the independence of the Company's full Board of Directors, the nominee's knowledge and experience and potential contribution to the Board of Directors and its committees, the nominee's other commitments, and the nominee's past service with the Company or with affiliates of the Company. On June 9, 2004, the Company's Governance, Compensation and Nominating Committee adopted a Charter to define and outline the responsibilities of its members. The Governance, Compensation and Nominating Committee has procedures by which stockholders may recommend director candidates which are set forth in the Charter. The Charter can be found on the Company's website at www.tuxis.com.

How to Communicate with the Company's Board of Directors

         Stockholders who wish to communicate with the Board of Directors or a particular director may send a letter to the Secretary of the Company at 11 Hanover Square, New York, New York 10005. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

                             ADDITIONAL INFORMATION

         At the Meeting, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting is sufficient to constitute a quorum. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chairman of the meeting may adjourn the meeting to a later date and time not more than 120 days after the original record date without any other notice other than the announcement at the Meeting. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Company on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Company's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

Proxy Solicitation

In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Company may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to the beneficial owners. The Company will bear the cost of soliciting proxies. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Company's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Company's transfer agent at 1-800-937-5449. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Corporate Governance

         The Company's corporate strategy has been to follow through on shareholder approval to change the nature of the Company's business so as to cease to be an investment company and to concentrate on the acquisition and development of real estate and related services. The Board continues to believe that it is in the best interests of the Company to pursue this long-range goal of concentrating on real estate and related services. Moreover, it is in recognition of the long-term nature of the Company's strategy that the Board has believed and continues to believe in the beneficial effect of continuously availing itself of methods specifically provided by, or consistent with, Maryland and other applicable law to protect the Company and its stockholders. Accordingly, the Company currently has provisions in its Charter and Bylaws (collectively, the "Governing Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Company, (ii) the Company's freedom to engage in certain transactions, or (iii) the ability of the Company's Directors or stockholders to amend the Governing Documents or effectuate changes in the Company's management. These provisions of the Governing Documents of the Company may be regarded as "anti-takeover" provisions.

         Other ways the Board has sought to preserve the Company's long term goals include electing to have the Company become subject to various provisions of the MGCL. The Board has elected on behalf of the Company to be subject to Title 3, Subtitle 7, Section 3-701, et seq., of the MGCL, known as the Maryland Control Share Acquisition Act ("Control Share Act"), which provides that control shares acquired in a control share acquisition may not be voted except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, and officers and directors that are employees of the Company. Generally, control shares are voting shares of stock which would entitle the acquirer of the shares to exercise voting power within one of the following ranges of voting power: (1) one-tenth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of all voting power. In this connection, it should be noted that both management and affiliates have bought and are not discouraged from continuing to buy Company shares on the open market and that since the Company adopted a resolution to be subject to the Control Share Act pursuant to Section 3-702(c)(4), the resolution is not effective with respect to anyone who became a holder of 10% or more of the voting stock before the time the resolution was adopted, such as Investor Service Center, Inc. (an affiliate of management), although it is effective as to subsequent holders.

         More recently, the Board elected to have the Company be subject to certain provisions of Section 3-801, et seq., ("Corporations and Real Estate Investment Trusts - Unsolicited Takeovers") of the MGCL by resolutions of the Board providing, among other things, that: subject to ss. 2-402(a) of the MGCL but notwithstanding any provision in the Governing Documents, the number of directors of the Company shall be fixed only by vote of the Board; notwithstanding any provision in the Governing Documents, with respect to any vacancy that results from: (i) an increase in the size of the Board or (ii) the death, resignation, or removal of a director, each vacancy on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum; and, any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies.

Discretionary Authority; Submission Deadlines for Stockholder Proposals

     Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Company did not have notice of a reasonable time prior to mailing this Proxy Statement to stockholders. The Company's Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice generally must be delivered to the Secretary of the Company, at the principal executive offices, not less than 60 days nor more than 90 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the 1934 Act, a stockholder nomination or proposal intended to be considered at the 2006 Annual Meeting must be received by the Secretary no earlier than April 30, 2006 nor later than May 30, 2006. Proposals should be mailed to the Company, to the attention of the Company's Secretary, Monica Pelaez, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for the inclusion in the Company's 2006 Proxy Statement, the Secretary must receive it on or before March 31, 2006 pursuant to Rule 14a-8(e)(2). The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and the MGCL and must be submitted in accordance with the Company's Bylaws.

Compliance with Section 16(a) Beneficial Ownership Reporting

         Section 16(a) of the Securities Exchange Act of 1934, and rules thereunder, requires the Company's Directors and officers, and any persons holding 10% or more of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Based on the Company's review of the copies of such forms it receives, the Company believes that during the calendar year ended 2004, such persons complied with all such applicable filing requirements.

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

         Please advise the Company's transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449 whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the enclosed proxy card in the enclosed stamped envelope.

                                   PROXY CARD
                               TUXIS CORPORATION

This proxy is solicited by and on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on September 7, 2005, and at any postponement or adjournment thereof.

The undersigned stockholder of Tuxis Corporation (the "Company") hereby appoints Mark C. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the 2005 Annual Meeting of Stockholders to be held at the offices of the Company at 11 Hanover Square,12th Floor, New York, New York on Wednesday, September 7, 2005 at 1:00 p.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the nominee as proposed in the Proxy Statement and in any event in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

                (Continued and to be signed on the reverse side)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                               TUXIS CORPORATION

                               September 7, 2005

 Please date, sign and mail your proxy card in the envelope provided as soon as possible.

     Please detach along perforated line and mail in the envelope provided

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE
                                  AS DIRECTOR.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                 PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
                                 SHOWN HERE [x]

1. To elect to the Board of Directors the Nominee listed below:

                                    NOMINEE:
[   ]    FOR                                Frederick A. Parker, Jr. as a
                                            Class III Director

[   ]    WITHHOLD AUTHORITY


     If no instructions are given on a proposal, the proxies will vote FOR the proposal, in accordance with the Company Board's recommendations.

     Your vote is important! Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage-paid envelope.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder _____Date:_____Signature of Stockholder _____Date:_____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.